UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2004

STONE ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation of Organization)	1-12074 (Commission File Number)	72-1235413 (I.R.S. Employer Identification No.)

625 E. Kaliste Saloom Road Lafayette, Louisiana (Address of Principal Executive Offices)		70508 (Zip Code)

Registrant’s telephone number, including area code: (337) 237-0410

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits.

Exhibit
No.	Description
99.1	Press Release dated June 22, 2004, “Stone Energy Corporation Announces Production Update and Additional Hedges”

Item 9. REGULATION FD DISCLOSURE

     The registrant issued a press release dated June 22, 2004, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

     In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION
Date: June 23, 2004	By:	/s/ James H. Prince
James H. Prince
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated June 22, 2004, “Stone Energy Corporation Announces Production Update and Additional Hedges”